UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2014

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202)872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202)872-2000	001-03559	21-0398280

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 1.01. Entry into a Material Definitive Agreement.

The Amended and Restated Merger Agreement

On July 18, 2014, Pepco Holdings, Inc., a Delaware corporation (“PHI”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Exelon Corporation, a Pennsylvania corporation (“Exelon”), and Purple Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exelon (“Merger Sub”). The Amended and Restated Merger Agreement amends and restates the Agreement and Plan of Merger, dated as of April 29, 2014, among PHI, Exelon and Merger Sub (the “Original Merger Agreement”).

The Amended and Restated Merger Agreement includes a revised form of certificate of incorporation of the surviving corporation in the merger. In addition, the Amended and Restated Merger Agreement extends the date by which PHI must file its preliminary proxy statement from June 11, 2014 to July 24, 2014 and the date by which PHI and Exelon must make all filings related to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and with the Federal Communication Commission and the Maryland Public Service Commission from June 28, 2014 to September 3, 2014. The Amended and Restated Merger Agreement also clarifies that Company PSUs (as that term is defined in the Amended and Restated Merger Agreement) that are required to be granted by the terms of an agreement in place as of the date of the Original Merger Agreement are treated as pre-signing date grants, not subject to the prorated payout applicable to equity awards granted after the date of the Original Merger Agreement. The terms and conditions of the Amended and Restated Merger Agreement otherwise are substantially the same as the terms of the Original Merger Agreement, including the merger consideration to be paid to PHI stockholders.

The representations, warranties and covenants of PHI contained in the Amended and Restated Merger Agreement have been made solely for the benefit of Exelon and Merger Sub. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Amended and Restated Merger Agreement, (b) have been qualified by confidential disclosures made to Exelon and Merger Sub in connection with the Original Merger Agreement, (c) are subject to materiality qualifications contained in the Amended and Restated Merger Agreement, which may differ from what may be viewed as material by investors, (d) were made only as of specific dates, and (e) have been included in the Amended and Restated Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing any matters as facts. Accordingly, the Amended and Restated Merger Agreement has been filed as an exhibit to this Form 8-K solely to provide investors with information regarding the terms of the Amended and Restated Merger Agreement, and not to provide investors with any other factual information regarding PHI or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of PHI or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date the representation or warranty was made or may change in the future, which subsequent information may or may not be fully reflected in PHI’s public disclosures. The Amended and Restated Merger Agreement should not be read alone, but should be read in conjunction with the other information regarding PHI that is or will be contained in, or incorporated by reference into, the Forms 10-K and 10-Q, and other documents that PHI files with the SEC.

The foregoing summary of the Amended and Restated Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Amended and Restated Merger Agreement, attached as Exhibit 2.1 and incorporated herein by reference.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective” and “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction and anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of PHI and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) PHI may be unable to obtain shareholder approval required for the merger; (2) PHI or Exelon may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of PHI could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of PHI and its utility subsidiaries may suffer as a result of uncertainty surrounding the merger; (10) PHI and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect PHI and its utility subsidiaries; and (12) PHI and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in PHI’s filings with the Securities and Exchange Commission (SEC), and are available at the SEC’s website at www.sec.gov, including PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8, Financial Statements and Supplementary Data, and PHI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 in (x) PART I, ITEM 1. Financial Statements, (y) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (z) PART II, ITEM 1A. Risk Factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that PHI intends to file with the SEC and mail to its stockholders in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. PHI does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on PHI’s or its utility subsidiaries’ businesses (either individually or collectively) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

PARTICIPANTS IN THE MERGER SOLICITATION

Exelon, PHI and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC. (Registrant)

Date: July 21, 2014	/s/ JOSEPH M. RIGBY
	Name:	Joseph M. Rigby
	Title:	Chairman of the Board, President and Chief Executive Officer

POTOMAC ELECTRIC POWER COMPANY DELMARVA POWER & LIGHT COMPANY ATLANTIC CITY ELECTRIC COMPANY (Registrants)

Date: July 21, 2014	/s/ DAVID M. VELAZQUEZ
	Name:	David M. Velazquez
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, among Pepco Holdings, Inc., Exelon Corporation and Purple Acquisition Corp.